OPTION AGREEMENT


      OPTION AGREEMENT, dated as of November 1, 1996, between Aquagenix, Inc., a

Delaware corporation (the "Company"), and   Jon Kilik   , a person, (hereinafter
                                          --------------
referred to as the "Optionee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS,  the Company  proposes to issue to the  Optionee  Fifty  Thousand

(50,000)  options  (the  "Options")  to purchase up to Fifty  Thousand  (50,000)

shares (the  "Shares") of Common Stock of the Company,  par value $.01 per share

(the "Common Stock"); and

      WHEREAS,  each option entitles  Optionee to buy one share of common stock;

      WHEREAS, the Options issued pursuant to this Agreement are being issued by the Company to the Optionee.

      NOW,  THEREFORE,  in consideration of the premises,  the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.  Grant.  The  Optionee  is hereby  granted  the right to purchase up to
          ----
50,000  shares of Aquagenix  Common Stock until 5:00 P.M.,  Eastern  time, on or before February 25, 1997,  (the "Option Exercise Term"), at an exercise price of

$5.00 per share.  Funds must be delivered by wire transfer or cashiers  check on or before  February 25, 1997.  It is hereby  agreed that the Exercise of options may not occur after this date.  Optionees'  right to exercise  shall not survive past the option exercise term, as defined in this paragraph 1.

      2.    Option   Certificate.   The   Option   certificates   (the   "Option
            --------------------
Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof,  with such appropriate  insertions,  omissions,  substitutions and other variations as required or permitted by this Agreement.

      3.    Exercise of Option.  The Options are  exercisable at a price of Five
            ------------------
Dollars ($5.00) per Share purchased, payable in cash or by check to the order of the Company,  or any  combination  of cash or check,  subject to  adjustment  as provided in Article 8 hereof.  Upon surrender of the Option Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the

Exercise  Price  (as  hereinafter  defined)  for the  Shares  purchased,  at the

Company's  principal  offices  in  Florida  (currently  located  at 6500 NW 15th

Avenue, Ft. Lauderdale, FL 33309) the registered holder of an Option Certificate

("Holder"  or  "Holders")   shall  be  entitled  to  receive  a  certificate  or

certificates  for the Shares so purchased.  The purchase  rights  represented by each Option  Certificate are exercisable at the option of the Holder hereof,  in whole only.

      4.    Issuance of Certificates.
            ------------------------
            Upon the exercise of the Options,  the issuance of certificates  for the Shares  purchased  shall be made forthwith (and in any event within fourteen

(14) business days thereafter)  without charge to the Holder thereof  including,

without  limitation,  any tax which may be payable  in  respect of the  issuance thereof,  and such  certificates  shall  (subject to the provisions of Article 5 hereof) be issued in the name  of, or  in  such names as may be directed by, the

Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and  delivery of any such  certificates  in a name other than that of the Holder and the  Company  shall not be required  to issue or deliver  such  certificates unless or until the person or persons requesting the issuance thereof shall have paid to the  Company  the  amount of such tax or shall have  established  to the satisfaction of the Company that such tax has been paid.

            The Option Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile  signature of the present or any future Chairman or Vice Chairman of the Board of Directors or  President  or  Vice  President  of the  Company  under  its  corporate  seal reproduced  thereon,  attested to by the manual or  facsimile  signature  of the present or any future  Secretary or Assistant  Secretary of the Company.  Option

Certificates  shall be dated the date of exchange by the  Company  upon  initial issuance, division, exchange, substitution or transfer.

            Upon  exercise,  in part or in whole,  of the Options,  certificates representing  the  Shares  shall  bear a  legend  substantially  similar  to the following:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred, offered or sold except (I) pursuant to an effective registration statement under the Act,
            (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

      5.    Restriction on Transfer of Options.
            ----------------------------------

            5.1  Transfers to Others by Optionee. The Options may be assigned in
                 -------------------------------
whole or in part to any person other than the optionee.

            5.2  Transfer of Options.  Except as provided in Section 5.1 hereof,
                 -------------------
the  registered  Holder of an Option  Certificate,  by its  acceptance  thereof,

agrees that the Options are being acquired as an investment and that the Options may not be  assigned,  pledged,  hypothecated  or otherwise  transferred  except pursuant to an  effective  registration  under the  Securities  Act of 1933,  as amended (the "Act"), and in compliance with applicable state securities laws. In order to make any  assignment,  the  Holder  must  deliver  to the  Company  the assignment form annexed to the Option  Certificate  duly executed and completed,

together with the Option  Certificate and payment of all transfer taxes, if any,

payable in connection therewith. The Company shall promptly transfer the Options being  assigned on the books of the Company and shall  execute and deliver a new

Option Certificate or Certificates of like tenor to the appropriate  assignee(s)

expressly  evidencing  the right to  purchase  the number of Shares  purchasable under the Option Certificate surrendered or such portion of such number as shall be contemplated by any such assignment.

            5.3  Transfer of Common  Stock.  The Shares  underlying  the Options
                 -------------------------
shall not be  transferred  unless (I) the  Company has  received  the opinion of counsel,  satisfactory  to the  Company,  that such  shares  may be  transferred pursuant to an exemption from registration  under the Act and in compliance with applicable  state  securities  laws, or (ii) the transfer is made pursuant to an effective  registration  statement  under the Act in compliance  with applicable state securities laws.

      6.    Price.
            -----
            6.1  Initial  Exercise  Price.  The initial  exercise  price of each
                 ------------------------
Option shall be $5.00 per Share.  The adjusted  exercise price shall result from time to time  from any and all  adjustments  of the  initial  exercise  price in accordance with the provisions of Article 8 hereof.

            6.2 Exercise Price.  The term "Exercise Price" herein shall mean the
                --------------
initial  exercise  price or the  adjusted  exercise  price,  depending  upon the context.

      7.    Registration Rights.
            -------------------
            7.1 Registration & Lock up. If at any time commencing six (6) months
                ----------------------
after the  Options  are  exercised  but prior to the first  anniversary  of such exercise date, the Company shall propose the registration of an appropriate form under the  Securities  Act of 1933,  as amended,  of any shares of Common  Stock

(other than in connection  with a merger or acquisition  or an employee  benefit plan),  the  Company  shall  at  least  30  days  prior  to the  filing  of such registration  statement  give  the  Optionee  written  notice  of such  proposed registration  and,  upon written  notice give to the Company  within 10 business days after your receipt of such notice from the Company,  shall include or cause to be included  in any such  registration  all or such  portion of the shares of

Common Stock received  pursuant to the Exercise of the Options,  as the Optionee may request,  provided,  however,  that the Company may at any time  withdraw or cease  proceeding  with any  such  registration  if it  shall  at the same  time withdraw  or  cease  proceeding  with  the  registration  of such  Common  Stock originally  proposed to be registered.  None of the shares have been  registered under the Securiites Act of 1933.

            7.2 Registrable  Securities.  As used herein,  the term "Registrable
                -----------------------
Security"  means the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; PROVIDED,  HOWEVER, that with respect to any particular Registrable Security,  such security shall cease to be a Registrable  Security when, as of the date of  determination,  (I) it has been effectively registered under the Act and disposed of pursuant thereto or (ii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing  definition of a "Registrable

Security."   In  the  event  of  any  merger,   reorganization,   consolidation,

recapitalization  or other change in corporate  structure  affecting  the Common

Stock, such adjustment shall be made in the definition of "Registrable Security"

as is  appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 7.

            7.3 Piggyback Registration. After exercising the options; if, at any
                ----------------------
time after the six month potential holding period and before one (1) year ending

October 31,  1997,  the Company  plans to prepare and file any new  registration

statement  or  post-effective   amendments   thereto  covering  equity  or  debt

securities  of the Company,  or any such  securities  of the Company held by its shareholders  (in any  such  case,  other  than  in  connection  with a  merger,

acquisition  or pursuant to Form S-8 or  successor  form) (for  purposes of this

Article 7,  collectively,  the "Registration  Statement"),  it will give written notice of its intention to do so by registered mail ("Notice"),  at least thirty

(30) days prior to the filing of each such Registration  Statement,  to Optionee and its counsel. Upon the written request of a holder of Registrable  Securities

(a  "Requesting  Holder"),  made within  twenty  (20) days after  receipt of the

Notice,  that  the  Company  include any of the Requesting Holder's  Registrable

Securities in the proposed Registration Statement, the Company shall, as to each such Requesting  Holder,  use its best efforts to effect the registration  under the Act of the Registrable Securities which it has been so requested to register

("Piggyback Registration"), at the Company's sole cost and expense provided that

(a)  the  Requesting  Holders  shall  pay  any  and  all  (I)  underwriting  and

broker-dealer  discounts,   commissions  and  non-accountable  expenses  of  any

underwriter  or  broker-dealer  in connection  with the sale of the  Registrable

Securities,  (ii) the fees and  expenses  of any legal  counsel  selected by the

Requesting  Holders  to  represent  them in  connection  with  the  sales of the

Registrable Securities and, (iii) all transfer,  income and other taxes, and (b)

the  Requesting   Holders  shall  furnish  the  Company  with  such  appropriate information in connection  therewith as the Company shall reasonably  request in writing.

                  Notwithstanding  the  provisions  of  this  Section  7.3,  the

Company  shall  have the right at any time  after it shall  have  given  written notice pursuant to this Section 7.3 (irrespective of whether any written request for inclusion of such  securities  shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  Notwithstanding the provisions of this Section 7.3, if, in the written opinion of the managing  underwriter or  underwriters,  if any, for such offering,  the  inclusion  of the  Registrable  Securities,  when  added  to the securities being registered by the Company or the selling  stockholder(s),  will exceed the maximum amount of the Company's  securities which can be marketed (a)

at a price reasonably related to their then current market value, or (b) without materially and adversely affecting the entire offering, then the Company may exclude from such Registration Statement and offering all or any portion of the

Registrable  Securities  requested  to be so  registered.  In the event that any

Registrable Securities are so excluded, then the number of securities to be sold by all  stockholders in such public offering shall be apportioned pro rata among all such selling stockholders,  including all Holders of Registrable Securities,

according  to the total  amount of  securities  of the Company  requested  to be registered  by  said  selling  stockholders,  including  all  Holder(s)  of  the

Registrable  Securities.  The  registered  Holders  of  the  Options,  by  their

acceptance  thereof,   acknowledge  and  agree  that  pursuant  to  the  Warrant

Agreement,  dated as of September  12, 1994 (the  "Warrant  Agreement"),  by and

between the  Company and Whale  Securities  Co.,  L.P.,  the Company has granted certain  registration  rights to the holders of the Warrants  issued pursuant to the  Warrant  Agreement  and the  shares of the  Common  Stock  underlying  such

Warrants.  Notwithstanding  any other provision  contained  herein,  the Company shall not be  required  to take any action  pursuant  to this  Section 7.3 which conflicts with, or violates, any provision of the Warrant Agreement.

            7.4   Covenants with Respect to Registration.
                  --------------------------------------

                  (a)   The  Company  shall  pay all costs, fees and expenses in

connection with all Registration Statements filed pursuant to Section 7.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses.

                  (b)  The Company will take all  necessary  action which may be required in qualifying or registering the Registrable  Securities  included in a

Registration  Statement,  for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities, provide,

however,  that  in  no  event  shall  the  Company  be  required to register the

Registrable  Securities in any state in which such registration  would cause the

Company to be  obligated to qualify to do business in such state or to execute a general consent to service or process.

                  (c) The Company shall  indemnify any Holder of the Registrable

Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange

Act of 1934,  as amended  ("Exchange  Act"),  against all loss,  claim,  damage,

expense  or   liability   (including   all  expenses   reasonably   incurred  in

investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages,  expenses or liabilities (or actions in respect thereof)  arise out of or are based  upon (I) any  untrue  statement  or alleged untrue statement of a material fact contained in such Registration  Statement or any preliminary or final prospectus constituting a part thereof or any amendment or supplement  thereto  (collectively,  the "Offering  Documents"),  or (ii) the omission or alleged omission by the Company to state in the Offering Documents a material fact required to be stated therein or necessary to makie the statements therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading;  provided,  however, that the Company will not be liable in any such case to any one of the  Holder(s)  to the  extent  that  any such  loss,  claim,

damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such

Holder for use in the preparation of the Offering Documents.

                  (d) Any holder of  Registrable  Securities to be sold pursuant to a registration  statement,  and its successors and assigns,  shall severally,

and not jointly,  indemnify  the Company,  its officers and  directors  and each person, if any, who controls the Company within the meaning of Section 15 of the

Act or Section  20(a) of the  Exchange  Act,  against all loss,  claim,  damage,

expense  or   liability   (including   all  expenses   reasonably   incurred  in

investigating,  preparing or defending  against any claim  whatsoever)  to which they may become subject under the Act, the Exchange Act or otherwise, insofar as such losses,  claims,  damages,  expenses or liabilities  (or actions in respect thereof)  arise out of or are based  upon (I) any  untrue  statement  or alleged untrue statement of a material fact contained in the Offering Documents, or (ii)

the omission or alleged  omission to state in the Offering  Documents a material fact required to be stated therein or necessary to make the statements  therein,

in light of the circumstances under which they were made, not misleading; but in each  case,  only if and to the extent  that such  untrue  statement  or alleged untrue statement or omission or alleged omission was made in reliance upon or in conformity  with  written  information  furnished  to the Company by such Holder specifically for use in the preparation of the Offering Documents.

                  (e) If the indemnification provided for in this Section 7.4 is unavailable to any indemnified party in respect to any losses, claims,  damages,

liabilities or expenses  referred to therein,  then the  indemnifying  party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims,

damage,  liabilities or expenses in such proportion as is appropriate to reflect the  relative  fault of the  Company  on the one hand,  and of the Holder of the

Registrable  Securities  who seeks  contribution  or from whom  contribution  is sought on the other hand, in connection  with the statements or omissions  which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant  equitable  considerations.  The relative fault of the Company on the one hand, and such Holder of the  Registrable  Securities on the other hand,

will be determined with reference to, among other things,  whether the untrue or alleged  untrue  statement  of a material  fact or the  omission to state a fact relates to information supplied by the Company or the Holder, and their relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission,  provided, however, that amount which such Holder of

Registrable  Securities  shall  be  required  to  contribute  pursuant  to  this subparagraph  (e) shall not be in excess of the  amount  received  by the Holder from the sale of its securities.

                  (f)  Nothing contained in this Agreement shall be construed as requiring  any Holder to exercise his Option prior to the initial  filing of any registration statement or the effectiveness thereof.

                  (g)  The  Company  shall  deliver  promptly  to each Holder of


Registrable   Securities   participating   in  the   offering   requesting   the

correspondence and emoranda described in this Section 7.4(g) and to the managing underwriter, if any, copies of all correspondence between the Commission and the

Company,  its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement and permit each holder of Registrable Securities and underwriters to do such investigation,  upon  reasonable  advance  notice,  with respect to  information contained in or omitted from the  Registration  Statement as it deems reasonably necessary  to comply with  applicable  securities  laws or rules of the National

Association of Securities  Dealers,  Inc.  ("NASD").  Such  investigation  shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors,  all to such reasonable  extent and at such reasonable  times and as often as any such holder of Registrable Securities or underwriter shall reasonably request.

                  (h) If the Company shall enter into an underwriting  agreement with the managing  underwriter  selected for such  underwriting,  such agreement shall  contain such  representations,  options and  covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The holders of Registrable Securities shall be parties to  any  underwriting  agreement  relating  to an  underwritten  sale  of  their

Registrable  Securities and may, at their option, require that any or all of the representations,  options and  covenants of the Company to or for the benefit of such  underwriter  shall also be made to and for the benefit of such  holders of

Registrable  Securities.  Such holders of  Registrable  Securities  shall not be required  to make any  representations  or  agreements  with the  Company or the underwriter except as they may relate to such holders of Registrable  Securities and their intended methods of distribution.

      8.    Adjustments  of  Exercise  Price  and  Number  of  Securities.   The
            -------------------------------------------------------------
following adjustments apply to the Exercise Price of the Options with respect to the Shares and the number of Shares purchasable upon exercise of the Options.

            8.1  Reclassification,  Consolidation,  Merger, etc.. In case of any
                 -----------------------------------------------
reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value,  or from no par value to par value, or as a result of a subdivision or combination),  or in the case of any  consolidation of the Company with, or merger of the Company into,  another  corporation (other than a consolidation or merger in which the Company is the surviving corporation and which  does not  result in any  reclassification  or change as a result of a subdivision  or  combination  of  such  shares  or a  change  in par  value,  as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety,  the Holders shall  thereafter  have the right to  purchase  the kind and number of shares of stock and other  securities and  property  receivable  upon such  reclassification,  change,  consolidation,

merger,  sale,  or  conveyance  as if the Holders  were the owners of the Shares immediately prior to any such events, at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Holders'  Options and (y) the Exercise  Price in effect  immediately  prior to the record date for such reclassification,  change, consolidation,  merger, sale or conveyance as if such Holders had exercised the Options.

            8.2 Determination of Outstanding  Shares of Common Stock. The number
                ----------------------------------------------------
of  shares  of  Common  Stock  at any one time  outstanding  shall  include  the aggregate  number of shares  issued or  issuable  upon the  exercise of options,

rights,  warrants  and  upon  the  conversion  or  exchange  of  convertible  or exchangeable securities.

            8.3   Dividends and Other  Distributions with Respect to Outstanding
                  --------------------------------------------------------------
Securities.  In the  event  that the  Company  shall  at any  time  prior to the
----------
exercise  of the  Options  declare a dividend  or  otherwise  distribute  to its shareholders any monies, assets,  property,  rights,  evidences of indebtedness,

securities, whether issued by the Company or by another person or entity, or any other  thing of value,  the  Holders  of the  unexercised  Options  shall not be entitled,  to receive  such  monies,  property,  assets,  rights,  evidences  of indebtedness, securities or any other thing of value.

            8.4   Subscription  Rights  for Shares  of  Common  Stock  or  Other
                  --------------------------------------------------------------
Securities. In the case that the Company shall at any time after the date hereof
----------
and prior to the  exercise  of the  Options  issue any rights to  subscribe  for shares  of  Common  Stock or any  other  securities  of the  Company  to all the shareholders of the Company, the Holders of the unexercised Options shall not be entitled, to receive such rights.

      9.    Exchange and Replacement of Option Certificates.
            -----------------------------------------------
            Each Option  Certificate is exchangeable  without expense,  upon the surrender hereof by the registered  Holder at the principal  executive office of the Company, for a new Option Certificate of like tenor and date representing in the  aggregate  the right to  purchase  the same  number of  securities  in such denominations  as shall be designated by the Holder  thereof at the time of such surrender.

            Upon receipt by the Company of evidence  reasonably  satisfactory to it of the loss, theft, destruction or mutilation of any Option Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable  expenses incidental  thereto,  and upon  surrender and  cancellation  of the Options,  if mutilated,  the Company will make and deliver a new Option  Certificate  of like tenor, in lieu thereof.

      10.   Elimination of Fractional Interests.
            -----------------------------------
            The Company shall not be required to issue certificates representing fractions of Shares upon the  exercise of the Options,  nor shall it be required to issue scrip or pay cash in lieu of fractional interests,  it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

      11.   Reservation of Securities.
            -------------------------
            The Company shall at all times reserve and keep available out of its authorized  shares of Common Stock,  solely for the purpose of issuance upon the exercise  of the  Options,  such  number of  shares of Common  Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of the Options and payment of the Exercise Price  therefor,  all Shares issuable  upon such  exercise  shall be duly and  validly  issued,  fully  paid,

non-assessable and not subject to the preemptive rights of any shareholder.

      12.   Notice to Option Holders.
            ------------------------
            Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive  notice as a shareholder in respect of any meetings of shareholders  for the election of

Directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Options and their exercise, any of the following events shall occur:

            (a) the Company  shall take a record of the holders of its shares of

Common  Stock  for the  purpose  of  entitling  them to  receive a  dividend  or distribution  payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings,  as indicated by the accounting  treatment  of such  dividend  or  distribution  on the  books of the

Company; or

            (b) the Company  shall offer to all the Holders of its Common  Stock any additional shares of capital stock of the Company or securities  convertible into or exchangeable  for shares of capital stock of the Company,  or any option or right to subscribe therefor;  or

            (c) a  dissolution,  liquidation or winding up of the Company (other than  in  connection  with  a  consolidation  or  merger)  or a  sale  of all or substantially  all of its property,  assets and business as an entirety shall be proposed;

then, in any one or more of said events,  the Company shall give written  notice to the Holder or Holders of such event at least  fifteen  (15) days prior to the date fixed as a record  date or the date of closing the  transfer  books for the determination  of the  Shareholders  entitled  to such  dividend,  distribution,

convertible or  exchangeable  securities or subscription  rights or options,  or entitled to vote on such proposed dissolution,  liquidation, winding up or sale.

Such notice  shall  specify such record date or the date of closing the transfer books,  as the case may be.  Failure to give such  notice or any defect  therein shall  not  affect  the  validity  of  any  action  taken in connection with the

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




declaration or payment of any such dividend or distribution,  or the issuance of any convertible or exchangeable  securities or subscription rights or options or any proposed dissolution, liquidation, winding up or sale.

      13.   Notices.
            -------

            All notices,  requests,  consents and other communications hereunder shall be in writing  and shall be deemed to have been duly made when  delivered,

or mailed by registered or certified mail, return receipt requested:

            (a) If to a registered Holder of the Options, to the address of such Holder as shown on the books of the Company; or

            (b) If to the Company, to the address set forth in Section 3 of this

Agreement or to such other address as the Company may designate by notice to the

Holders.

      14.   Supplements and Amendments.
            --------------------------

            The Company and the  Optionee  may from time to time  supplement  or amend this Agreement without the approval of any Holders of the Options in order to cure any ambiguity,  to correct or supplement any provision  contained herein which may be defective or inconsistent  with any provisions  herein,  or to make any other provisions in regard to matters or questions  arising  hereunder which the Company and the  Optionee  may deem  necessary  or  desirable  and which the

Company and the  Optionee  deem not to  adversely  affect the  interests  of the

Holders of Option Certificates.

      15.   Successors.
            ----------

            All the  covenants and  provisions  of this  Agreement by or for the benefit of the Company and the Holders inure to the benefit of their  respective successors and assigns hereunder.

      16.   Termination.
            -----------

            This Agreement  shall  terminate at the close of business on October

31, 1998.   Notwithstanding the foregoing,  this Agreement will terminate on any earlier date when all Options have been exercised and all Option Securities have been resold to the public.  This agreement shall terminate in the event that the options are not exercised on or before February 1,1997.

      17.   Governing Law.
            -------------

            This Agreement and each Option Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

      18.   Benefits of This Agreement.
            --------------------------

            Nothing in this  Agreement  shall be construed to give to any person or corporation  other than the Company and the Optionee and any other registered holder or holders of the Option  Certificates or Option  Securities any legal or equitable right, remedy or claim under this Agreement;  and this Agreement shall be for the sole and  exclusive  benefit of the Company and the  Optionee and any other holder or holders of the Option Certificates or Option Securities.





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




      19.   Counterparts.
            ------------

            This  Agreement  may be executed in any number of  counterparts  and each of such  counterparts  shall for all  purposes be deemed to be an original,

and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                                          AQUAGENIX, INC.

                                          By: /s/ Andrew Chesler
                                              ----------------------------------
                                          Name:   Andrew Chesler
                                          Title:  Chairman of the Board





                                          By: /s/ Jon Kilik
                                              ----------------------------------
                                                  Jon Kilik





















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



                                                                     EXHIBIT A

THE OPTIONS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE OPTIONS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE OPTION AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:00 P.M., MIAMI TIME, ___2/25/98___

No. W-1                                                           50,000 Options

                               OPTION CERTIFICATE

      This Option Certificate certifies that ____Jon Kilik____ or registered assigns, is the registered holder of Options to purchase, at any time from __November 1, 1996___, until 5:00 P.M. Miami time on ___February 25, 1997____ ("Expiration Date"), up to an aggregate of ___50,000___ fully-paid and non-assessable shares of Common Stock, $.01 par value ("Common Stock"), of Aquagenix, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of __$5.00__ per share of Common Stock upon surrender of this Option Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein. Payment of the Exercise Price may be made in cash, or by certified or official bank check in Miami Clearing House funds payable to the order of the Company, or any combination of cash or check.

      No Option may be exercised after 5:00 P.M., Miami time, on the Expiration Date, at which time all Options evidenced hereby, unless exercised prior thereto, shall thereafter be void.

      The Options evidenced by this Option Certificate are part of a duly-authorized issue of Options issued pursuant to the Option Agreement dated __November 1, 1996___, between the Company and ____Jon Kilik____ (the "Option Agreement), which Option Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Options.

      The Option Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Option Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Options; provided, however, that the failure of the Company to issue such new Option Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Option Agreement.

      Upon due presentment for registration of transfer of this Option Certificate at an office or agency of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options shall be issued to the transferee(s) in exchange for this Option Certificate, subject to the limitations provided herein and in the Option Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

      Upon the exercise of less than all of the Options evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Option Certificate representing such number of unexercised Options.

      The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Option Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      All terms used in this Option Certificate which are defined in the Option Agreement shall have the meaning assigned to them in the Option Agreement.

      IN WITNESS WHEREOF, the Company has caused this Option Certificate to be duly executed under its corporate seal.

Dated:  November 1, 1996                  AQUAGENIX, INC.
        ----------------


[SEAL]                                    By: /s/ Andrew Chesler
                                             -----------------------------------
                                             Name:  Andrew Chesler
                                             Title: Chairman of the Board
Attest:


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